UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 29, 2009
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46000 Center Oak Plaza
Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On May 29, 2009, NeuStar, Inc. (the “Company”) entered into two amended and restated leases with Merritt-LT1, LLC relating to the Company’s corporate headquarters.
     The first amended and restated lease (the “Building VIII Lease Amendment”) amends the Lease, dated May 19, 2000, as amended, for approximately 40,440 square feet of office space located at Building VIII, Loudoun Tech Center, 45980 Center Oak Plaza, Sterling, Virginia (the “Building VIII Premises”). The Building VIII Lease Amendment commences September 1, 2010 and extends the term of the Company’s lease of the Building VIII Premises such that the lease expires August 31, 2020. Under the terms of the Building VIII Lease Amendment, the base rent for the Building VIII Premises is $18.93 per square foot for the first year and increases annually by 2.50% for the term of the lease. For the first year, the annual rent for the Building VII premises will be $765,529. The Company has four five-year options to renew the Building VIII Lease Amendment, and the base rent for each year of the renewal term will be increased annually by 2.50%.
     The second amended and restated lease (the “Building X Lease Amendment”) amends the Amendatory Lease Agreement, dated May 16, 2001, as amended, for approximately 60,178 square feet of office space located at Building X, Loudoun Tech Center, 46000 Center Oak Plaza, Sterling, Virginia (the “Building X Premises”). The Building X Lease Amendment commences September 1, 2010 and extends the term of the Company’s lease of the Building X Premises such that the lease expires August 31, 2020. Under the terms of the Building X Lease Amendment, the base rent for the Building X Premises is $18.50 per square foot for the first year and increases annually by 2.50% for the term of the lease. For the first year, the annual rent for the Building X premises will be $1,113,293. The Company has four five-year options to renew the Building X Lease Amendment, and the base rent for each year of the renewal term will be increased annually by 2.50%.
     The foregoing descriptions of the terms of the Building VIII Lease Amendment and the Building X Lease Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Building VIII Lease Amendment and the Building X Lease Amendment, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 9.01. Financial Statements and Exhibits
The following are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description

99.1	Amended and Restated Office Lease, dated May 29, 2009, by and between Merritt-LT1, LLC and NeuStar, Inc.

99.2	Amended and Restated Office Lease, dated May 29, 2009, by and between Merritt-LT1, LLC and NeuStar, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2009	NEUSTAR, INC.
	By:	/s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Senior Vice President and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Amended and Restated Office Lease, dated May 29, 2009, by and between Merritt-LT1, LLC and NeuStar, Inc.

99.2	Amended and Restated Office Lease, dated May 29, 2009, by and between Merritt-LT1, LLC and NeuStar, Inc.